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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               February 4, 1999

                          CORNICHE GROUP INCORPORATED



   State of Delaware                  0-10909                 22-2343568
(State of organization)         (Commission File No.)       (IRS Employer
                                                         Identification No.)


          610 South Industrial Blvd., Suite 220, Euless, Texas 76040
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (817) 283-4250


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Item 8.   Change in Fiscal Year.
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On February 4, 1999, Corniche Group Incorporated, a Delaware corporation (the
"Company"), determined to change its fiscal year end from March 31 to December
31. The Company's 1998 fiscal year ended December 31, 1998. The Company will file a Form 10-K covering the transition period.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   CORNICHE GROUP INCORPORATED


February 17, 1999                  By:  /s/Robert Hutchins
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                                        Robert H. Hutchins
                                        President